MuniInsured
                                                              Fund, Inc.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              September 30, 1998

MuniInsured Fund, Inc.

DEAR SHAREHOLDER

For the year ended September 30, 1998, MuniInsured Fund, Inc. earned $0.551 per share income dividends. This represents a net annualized yield of 5.35%, based on a month-end net asset value of $10.30 per share. Over the same period, the Fund's total investment return was +10.02%, based on a change in per share net asset value from $10.02 to $10.30, and assuming reinvestment of $0.551 per share income dividends and $0.099 long-term capital gains distributions.

During the six-month period ended September 30, 1998, the Fund's total investment return was +5.24%, based on a change in per share net asset value from $10.05 to $10.30, and assuming reinvestment of $0.250 per share income dividends.

The Municipal Market Environment

During the six months ended September 30, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September and again in October. This action was taken mainly to offset the drag of foreign economies on future US economic growth.

Long-term uninsured municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined by more than 30 basis points (0.30%) to close the six-month period ended September 30, 1998 at 5.09%, their lowest level since the early 1970s. US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp US equity market correction, which began at the end of August, triggered an additional flight into US Treasury securities. Long-term US Treasury bond yields fell 100 basis points to finish the six-month period ended September 30, 1998 at 4.97%. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

During the past 12 months, the tax-exempt bond market has had to contend with significant new-issue supply pressures. Over the past year, approximately $280 billion in new long-term municipal bonds were underwritten, an increase of almost 33% compared to the same period a year ago. During the most recent six-month period, nearly $140 billion in new securities were issued, representing an increase of nearly 25% over the same six-month period last year. For the quarter ended September 30, 1998, approximately $65 billion in long-term municipal bonds were underwritten, an increase of more than 10% compared to the quarter ended September 30, 1997.

The continued increase in bond issuance has required lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the month of September, only $17.3 billion in new long-term municipal bonds were issued, a decrease of almost 25% from the more than $22 billion issued in September 1997. In the coming months, we will monitor this trend closely to determine if supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

The current weaknesses in the global financial system suggest that over the near term, bond yields, including municipal bond yields, are unlikely to rise by any appreciable amount. With recent supply pressures, and since municipal securities do not have the same safe-haven status enjoyed by US Treasury

MuniInsured Fund, Inc.                                        September 30, 1998

securities, municipal bond yield spreads widened relative to US Treasury bond yields. At September 30, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels only when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity could quickly disappear if tax-exempt bond supply pressures diminish or if US Treasury securities become less desirable as safe-haven investments. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

During the six-month period ended September 30, 1998, we continued to maintain a constructive outlook toward the municipal bond market because we believed that the robust economic growth seen thus far this year would be tempered by the lack of inflation and the deteriorating economic situation in Asia. Consequently, we expected tax-exempt bond yields to trade in a relatively narrow range, with a bias toward lower bond yields. We maintained a fully invested position in order to seek to enhance shareholder income and participate in any investment appreciation that arose.

Looking ahead, we expect to remain fully invested with little change in the Fund's present structure in an effort to enhance the Fund's dividend and capital appreciation potential. Current economic fundamentals and a strong domestic economy with high productivity offset by equally favorable deflationary pressures from Asia suggest that interest rates could trend lower in the coming months.

In Conclusion

We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

November 6, 1998

PROXY RESULTS

During the six-month period ended September 30, 1998, MuniInsured Fund, Inc. shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on May 21, 1998. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                  Shares Voted   Shares Withheld
                                                       For         From Voting
--------------------------------------------------------------------------------
1. To elect two Directors to serve until the 2001
   Meeting of Stockholders: Robert S. Salomon Jr.   7,620,275        165,163
                            Arthur Zeikel           7,619,879        165,558

--------------------------------------------------------------------------------

                                     Shares Voted   Shares Voted   Shares Voted
                                          For          Against        Abstain
--------------------------------------------------------------------------------
2. To ratify the selection of
   Deloitte & Touche LLP as the
   Fund's independent auditors
   for the current fiscal year.        7,617,419       35,517         132,502
--------------------------------------------------------------------------------

MuniInsured Fund, Inc.                                        September 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's      Face                                                                              Value
State               Ratings  Ratings     Amount                            Issue                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Alaska--2.6%          AAA      Aaa       $1,000   Alaska State Housing Finance Corporation, RITR, Series 2,
                                                  7.22% due 12/01/2024 (b)(f)(g)                                           $ 1,115
                      AAA      Aaa        1,000   Ketchikan, Alaska, Municipal Utility Revenue Bonds, Series R,
                                                  6.65% due 12/01/2012 (e)                                                   1,119
------------------------------------------------------------------------------------------------------------------------------------
Arizona--1.1%         A1+      P1           200   Coconino County, Arizona, Pollution Control Corp. Revenue Bonds,
                                                  Arizona Public Service (Navajo Project), VRDN, AMT, Series A,
                                                  4.15% due 10/01/2029 (c)                                                     200
                      A1+      P1           780   Maricopa County, Arizona, Pollution Control Corp., PCR,
                                                  Refunding (Arizona Public Service Co.), VRDN, Series F,
                                                  4.20% due 5/01/2029 (c)                                                      780
------------------------------------------------------------------------------------------------------------------------------------
California--17.1%     AAA      Aaa        1,405   California Educational Facilities Authority Revenue Bonds
                                                  (Loyola Marymount University), Series 1996,
                                                  5.90% due 10/01/2021 (b)                                                   1,557
                      AAA      Aaa        1,500   California HFA, Home Mortgage Revenue Bonds, Series F,
                                                  6% due 8/01/2017 (b)                                                       1,607
                      AAA      Aaa        2,570   California State, GO, 5.90% due 3/01/2005 (a)(h)                           2,911
                      AAA      Aaa        3,025   California State Revenue Refunding Bonds, 5.375%
                                                  due 6/01/2026 (d)                                                          3,162
                      AAA      Aaa        1,000   East Bay, California, Municipal Utility District Water System,
                                                  Revenue Refunding Bonds, 4.75% due 6/01/2021 (d)                             984
                      AAA      Aaa        1,000   Los Angeles, California, Harbor Department Revenue Bonds,
                                                  RITR, AMT, Series 7, 7.945% due 11/01/2026 (b)(f)                          1,260
                      AAA      Aaa        1,605   Los Angeles County, California, Metropolitan Transportation
                                                  Authority, Sales Tax Revenue Bonds (Proposition A--First
                                                  Tier), Senior Series A, 6% due 7/01/2026 (b)                               1,776
                      AAA      Aaa        1,000   San Joaquin Hills, California, Transportation Corridor Agency, Toll
                                                  Road Revenue Refunding Bonds, Series A, 5.25% due 1/15/2030 (b)            1,032
------------------------------------------------------------------------------------------------------------------------------------
Colorado--1.2%        A1+      VMIG1+     1,000   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                  VRDN, 4.15% due 5/01/2013 (a)(c)                                           1,000
------------------------------------------------------------------------------------------------------------------------------------
Connecticut--1.3%     AA       Aa         1,000   Connecticut State, HFA (Housing Mortgage Finance Program),
                                                  AMT, Series A, Sub-Series A-2, 6.45% due 5/15/2022                         1,074
------------------------------------------------------------------------------------------------------------------------------------
Illinois--15.4%       AAA      Aaa        2,000   Chicago, Illinois, Board of Education (Chicago School Reform),
                                                  UT, 5.75% due 12/01/2020 (a)                                               2,199
                      AAA      Aaa        1,000   Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                                  6.375% due 1/01/2005 (b)(h)                                                1,151
                      AAA      Aaa        1,000   Decatur, Illinois, Hospital Revenue Refunding Bonds (Decatur
                                                  Memorial Hospital), Series A, 7.75% due 10/01/2021 (b)                     1,117

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
INFLOS   Inverse Floating Rate Securities
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MuniInsured Fund, Inc.                                        September 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P    Moody's      Face                                                                              Value
State               Ratings  Ratings     Amount                            Issue                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Illinois              AA       Aa3       $1,000   Illinois HDA, Homeowner Mortgage Revenue Bonds, Sub-Series
(concluded)                                       D-1, 6.40% due 8/01/2017                                                 $ 1,073
                      AAA      Aaa        3,000   Illinois Health Facilities Authority Revenue Bonds (Ingalls Health
                                                  System Project), 6.25% due 5/15/2024 (b)                                   3,335
                      AAA      Aaa        1,000   Regional Transportation Authority, Illinois, UT, Series C,
                                                  7.75% due 6/01/2020 (d)                                                    1,398
                      AAA      Aaa        2,180   Waukegan, Illinois, GO, UT, Series A, 6.75% due 11/15/2004 (d)(h)          2,554
------------------------------------------------------------------------------------------------------------------------------------
Indiana--3.2%         AAA      Aaa        1,360   Hammond, Indiana, Multi-School Building Corp., Refunding
                                                  (First Mortgage), 6.125% due 7/15/2019 (b)                                 1,514
                      AAA      NR*        1,000   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                  Program), Series A, 6.75% due 2/01/2017                                    1,148
------------------------------------------------------------------------------------------------------------------------------------
Kansas--3.3%          AAA      Aaa        2,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                  Company Project), 7% due 6/01/2031 (b)                                     2,728
------------------------------------------------------------------------------------------------------------------------------------
Kentucky--2.9%        AAA      Aaa        2,500   Louisville and Jefferson County, Kentucky, Sewer and Drain
                                                  System Revenue Refunding Bonds (Metropolitan Sewer District),
                                                  Series A, 4.75% due 5/15/2028 (d)                                          2,445
------------------------------------------------------------------------------------------------------------------------------------
Maine--1.2%           AA       Aa2          885   Maine State Housing Authority, Mortgage Purchase Revenue Bonds,
                                                  AMT, Series C-2, 6.875% due 11/15/2023                                       955
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts--6.0%   AAA      Aaa          930   Massachusetts Education Loan Authority, Education Loan Revenue
                                                  Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)                    1,033
                      AAA      Aaa        3,985   Massachusetts State Turnpike Authority, Metropolitan Highway
                                                  System Revenue Bonds, Series A, 5% due 1/01/2037 (b)                       3,964
------------------------------------------------------------------------------------------------------------------------------------
Minnesota--3.4%       AAA      Aaa        1,700   Minneapolis and St. Paul, Minnesota, Metropolitan Airports,
                                                  Commission Airport Revenue Bonds, Series A, 5% due 1/01/2030 (a)           1,704
                      AA+      NR*        1,000   Rochester, Minnesota, Health Care Facilities Revenue Bonds
                                                  (Mayo Foundation), Series A, 5.50% due 11/15/2027                          1,057
------------------------------------------------------------------------------------------------------------------------------------
New York--2.1%        AAA      Aaa        1,500   New York City, New York, Municipal Water Finance Authority,
                                                  Water and Sewer System Revenue Bonds, RITR, Series RI-97-6,
                                                  6.945% due 6/15/2026 (b)(f)                                                1,742
------------------------------------------------------------------------------------------------------------------------------------
North Carolina--      A1+      NR*        2,000   Raleigh-Durham, North Carolina, Airport Authority, Special
2.4%                                              Facility Revenue Refunding Bonds (American Airlines), VRDN,
                                                  Series B, 4.15% due 11/01/2015 (c)                                         2,000
------------------------------------------------------------------------------------------------------------------------------------
Oregon--2.5%          AA       Aa2        1,000   Oregon State Veterans Welfare Bonds, Series 77, 5.30%
                                                  due 10/01/2029                                                             1,023
                      AAA      Aaa        1,000   Port of Portland, Oregon, International Airport Revenue Bonds
                                                  (Portland International Airport), AMT, Series 11, 5.625%
                                                  due 7/01/2026 (d)                                                          1,060
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--                                    Pennsylvania State Turnpike Commission, Oil Franchise, Tax
2.0%                                              Revenue Bonds (a):
                      AAA      Aaa          465     Senior Series A, 4.75% due 12/01/2027                                      453
                      AAA      Aaa        1,165     Sub-Series B, 4.75% due 12/01/2027                                       1,135
------------------------------------------------------------------------------------------------------------------------------------
Texas--8.3%           AAA      Aaa        1,150   Brazos River Authority, Texas, Revenue Refunding Bonds
                                                  (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)               1,262
                      AAA      Aaa        1,500   Dallas-Fort Worth, Texas, Regional Airport Revenue Refunding
                                                  Bonds (JT Dallas-Fort Worth International), AMT, 5.75%
                                                  due 11/01/2024 (b)                                                         1,556
                      AAA      Aaa        1,500   Harris County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Bonds, RITR, Series 12, 8.22%
                                                  due 10/01/2004 (b)(f)(h)                                                   1,917
                      AAA      Aaa        1,000   Houston, Texas, Airport System Revenue Bonds (Sub-Lien),
                                                  AMT, Series A, 6.75% due 7/01/2021 (d)                                     1,083

MuniInsured Fund, Inc.                                        September 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's      Face                                                                              Value
State               Ratings  Ratings     Amount                            Issue                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Texas                 A+       A2        $1,000   Port Corpus Christi Authority, Texas, Nueces County, PCR
(concluded)                                       (Hoechst Celanese Corporation Project), AMT, 6.875%
                                                  due 4/01/2017                                                            $ 1,098
------------------------------------------------------------------------------------------------------------------------------------
Utah--4.3%            AAA      Aaa        3,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                                  (IHC Hospitals, Inc.), INFLOS, 9.768% due 5/15/2020 (a)(f)                 3,555
------------------------------------------------------------------------------------------------------------------------------------
Virginia--2.6%                                    Virginia State, HDA, Commonwealth Mortgage:
                      AAA      Aaa        1,000     AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028                       1,077
                      AA+      Aa1        1,000     Series J, Sub-Series J-2, 6.75% due 7/01/2017                            1,079
------------------------------------------------------------------------------------------------------------------------------------
Washington--14.3%     AAA      Aaa        2,000   Port Seattle, Washington, Passenger Facilities Charge Revenue
                                                  Bonds, Series A, 5% due 12/01/2023 (b)                                     2,000
                      AAA      Aaa        2,275   Tacoma, Washington, Sewer Revenue Bonds, Series B,
                                                  6.375% due 12/01/2015 (d)                                                  2,543
                      AAA      Aaa        2,240   Washington State, COP, 5.80% due 10/01/2015 (a)                            2,415
                      AAA      Aaa        2,000   Washington State, GO, UT, Series A, 4.50% due 7/01/2023 (e)                1,902
                      AAA      Aaa        1,520   Washington State Health Care Facilities Authority, Revenue
                                                  Refunding Bonds (Catholic Health Initiatives), Series A,
                                                  5.125% due 12/01/2021 (b)                                                  1,517
                      AAA      Aaa        1,500   Washington State Public Power Supply Systems, Revenue
                                                  Refunding Bonds (Nuclear Project No. 1), Series B, 5.125%
                                                  due 7/01/2017 (a)                                                          1,524
------------------------------------------------------------------------------------------------------------------------------------
West Virginia--2.0%   AAA      Aaa        1,500   Harrison County, West Virginia, Commonwealth Solid Waste
                                                  Disposal Revenue Bonds (Monongahela Power), AMT,
                                                  Series C, 6.75% due 8/01/2024 (a)                                          1,702
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.5%       AAA      Aaa        1,120   Wisconsin Public Power Inc., Power Supply System Revenue
                                                  Bonds, Series A, 6% due 7/01/2015 (b)                                      1,245
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$76,654)--100.7%                                                                                   83,840
Liabilities in Excess of Other Assets--(0.7%)                                                                                 (585)
                                                                                                                           -------
Net Assets--100.0%                                                                                                         $83,255
                                                                                                                           =======
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1998.
(d)   FGIC Insured.
(e)   FSA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1998.
(g)   FNMA/GNMA Collateralized.
(h)   Prerefunded.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of September 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................               87.1%
AA/Aa ..................................................                7.5
A/A ....................................................                1.3
Other* .................................................                4.8
--------------------------------------------------------------------------------
* Temporary investments in short-term securities.

MuniInsured Fund, Inc.                                        September 30, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of September 30, 1998

Assets:              Investments, at value (identified cost--$76,653,842)
                     (Note 1a) .................................................                     $ 83,839,852
                     Cash ......................................................                           19,866
                     Interest receivable .......................................                        1,375,626
                     Prepaid expenses and other assets .........................                           26,401
                                                                                                     ------------
                     Total assets ..............................................                       85,261,745
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased ....................................        $ 1,840,120
                       Dividends to shareholders (Note 1e) .....................             61,172
                       Investment adviser (Note 2) .............................             33,918     1,935,210
                     Accrued expenses and other liabilities ....................        -----------        71,721
                                                                                                     ------------
                     Total liabilities .........................................                        2,006,931
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ................................................                     $ 83,254,814
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
Capital:             Common Stock, par value $.10 per share; 150,000,000
                     shares authorized; 8,079,388 shares issued and
                     outstanding (Note 4) ......................................                     $    807,939
                     Paid-in capital in excess of par ..........................                       74,515,276
                     Undistributed investment income--net ......................                          334,293
                     Undistributed realized capital gains on investments--net ..                          411,296
                     Unrealized appreciation on investments--net ...............                        7,186,010
                                                                                                     ------------
                     Total capital--Equivalent to $10.30 net asset value per
                     share of Common Stock (market price--$9.8125) .............                     $ 83,254,814
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Statement of Operations for the Year Ended September 30, 1998

Investment Income    Interest and amortization of premium and discount earned ..                      $ 4,669,839
(Note 1d):
-----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) .........................         $  407,681
                     Professional fees .........................................             61,492
                     Accounting services (Note 2) ..............................             45,939
                     Transfer agent fees .......................................             34,146
                     Directors' fees and expenses ..............................             25,164
                     Printing and shareholder reports ..........................             15,310
                     Listing fees ..............................................             10,500
                     Pricing fees ..............................................              8,602
                     Custodian fees ............................................              6,726
                     Other .....................................................             13,291
                                                                                         ----------
                     Total expenses ............................................                          628,851
                                                                                                     ------------
                     Investment income--net ....................................                        4,040,988
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net .........................                        1,283,857
Unrealized Gain      Change in unrealized appreciation on investments--net .....                        2,216,766
on Investments--                                                                                     ------------
Net (Notes 1b,       Net Increase in Net Assets Resulting from Operations ......                     $  7,541,611
1d & 3):                                                                                             ============
-----------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 1998

FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets

                                                                                     For the Year Ended Sept. 30,
                                                                                     ----------------------------
Increase (Decrease) in Net Assets:                                                         1998         1997
-----------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ....................................      $  4,040,988   $  4,085,429
                     Realized gain on investments--net .........................         1,283,857      1,031,451
                     Change in unrealized appreciation on investments--net .....         2,216,766      1,532,475
                                                                                      ------------   ------------
                     Net increase in net assets resulting from operations ......         7,541,611      6,649,355
                                                                                      ------------   ------------
-----------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net ....................................        (4,043,168)    (4,083,840)
Distributions to     Realized gain on investments--net .........................        (1,206,851)      (518,066)
Shareholders                                                                          ------------   ------------
(Note 1e):           Net decrease in net assets resulting from dividends
                     and distributions to shareholders .........................        (5,250,019)    (4,601,906)
                                                                                      ------------   ------------
-----------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets ..............................         2,291,592      2,047,449
                     Beginning of year .........................................        80,963,222     78,915,773
                                                                                      ------------   ------------
                     End of year* ..............................................      $ 83,254,814   $ 80,963,222
                                                                                      ============   ============
-----------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net ......................      $    334,293   $    336,473
                                                                                      ============   ============
-----------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Financial Highlights

The following per share data and ratios have been derived                              For the Year Ended
from information provided in the financial statements.                                    September 30,
                                                                        --------------------------------------------------
Increase (Decrease) in Net Asset Value:                                   1998      1997       1996      1995      1994
--------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .............   $ 10.02    $  9.77   $  9.64   $  9.50   $ 10.72
Operating                                                               -------    -------   -------   -------   -------
Performance:         Investment income--net .........................       .50        .51       .51       .52       .57
                     Realized and unrealized gain (loss) on
                     investments--net ...............................       .43        .31       .13       .34      (.99)
                                                                        -------    -------   -------   -------   -------
                     Total from investment operations ...............       .93        .82       .64       .86      (.42)
                                                                        -------    -------   -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net .......................      (.50)      (.51)     (.51)     (.53)     (.57)
                       Realized gain on investments--net ............      (.15)      (.06)       --      (.19)     (.23)
                       In excess of realized gain on investments--net        --         --        --        --**      --
                                                                        -------    -------   -------   -------   -------
                     Total dividends and distributions ..............      (.65)      (.57)     (.51)     (.72)     (.80)
                                                                        -------    -------   -------   -------   -------
                     Net asset value, end of year ...................   $ 10.30    $ 10.02   $  9.77   $  9.64   $  9.50
                                                                        =======    =======   =======   =======   =======
                     Market price per share, end of year ............   $9.8125    $  9.50   $  8.75   $  8.75   $  8.75
                                                                        =======    =======   =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ................     10.55%     15.73%     5.91%     8.46%   (12.93%)
Return:*                                                                =======    =======   =======   =======   =======
                     Based on net asset value per share .............     10.02%      9.33%     7.34%    10.06%    (4.10%)
                                                                        =======    =======   =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................       .77%       .78%      .78%      .79%      .77%
Net Assets:                                                             =======    =======   =======   =======   =======
                     Investment income--net .........................      4.96%      5.15%     5.15%     5.55%     5.58%
                                                                        =======    =======   =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .........   $83,255    $80,963   $78,916   $77,858   $76,662
Data:                                                                   =======    =======   =======   =======   =======
                     Portfolio turnover .............................     53.14%     73.22%    94.61%    83.52%    47.17%
                                                                        =======    =======   =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------

                  * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                  ** Amount is less than $.01 per share.

                     See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Municipal bonds for which quotations are not readily available are valued at fair value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis.

Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1998 were $41,807,940 and $41,702,575, respectively.

Net realized gains for the year ended September 30, 1998 and net unrealized gains as of September 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ...............             $1,283,857          $7,186,010
                                                  ----------          ----------
Total ...............................             $1,283,857          $7,186,010
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of September 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $7,186,010, all of which related to appreciated securities. The aggregate cost of investments at September 30, 1998 for Federal income tax purposes was $76,653,842.

4. Common Stock Transactions:

At September 30, 1998, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended September 30, 1998 and September 30, 1997 remained constant.

5. Subsequent Event:

On October 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.041376 per share, payable on October 29, 1998 to shareholders of record as of October 22, 1998.

MuniInsured Fund, Inc.                                        September 30, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniInsured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniInsured Fund, Inc. as of September 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniInsured Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 9, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income dividends paid monthly by MuniInsured Fund, Inc. during its taxable year ended September 30, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
    Record          Payable          Short-Term            Long-Term
     Date            Date           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
   12/19/97        12/30/97           $.050545             $.098829*
--------------------------------------------------------------------------------
* Of this distribution, 74.31% is subject to the 28% tax rate and 25.69% is subject to the 20% tax rate.

   Please retain this information for your records.

MuniInsured Fund, Inc.                                        September 30, 1998

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

Officers and Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary


Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171


Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
(617) 328-5000


ASE Symbol

MIF


This report, including the financial information herein, is transmitted to the shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10662--9/98

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